Execution Version

CLEANSPARK, INC.

AMENDMENT NO. 1
TO
AT THE MARKET OFFERING AGREEMENT

December 14, 2022

H.C. Wainwright & Co., LLC

430 Park Avenue

New York, New York 10022

As Manager

Ladies and Gentlemen:

Reference is made to that certain At the Market Offering Agreement, dated as of June 3, 2021 (the “Sales Agreement XE "Sales Agreement" ”), between CleanSpark, Inc., a corporation organized under the laws of Nevada (the “Company XE "Company" ”), and H.C. Wainwright & Co., LLC (the “Manager XE "Manager" ”) with respect to the issuance and sale by the Company through or to the Manager, as sales agent and/or principal, from time to time during the term of the Sales Agreement and on the terms set forth therein, up to the lesser of such number of shares (the “Shares XE "Shares" ”) of the Company’s common stock, $0.001 par value per share (“Common Stock XE "Common Stock" ”), that does not exceed (a) $500,000,000 of shares of Common Stock registered on the Registration Statement, (b) the number of authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), or (c) if applicable, the maximum number or dollar amount of shares of Common Stock that can be sold without causing the Company or the offering of the Shares to fail to satisfy the eligibility and transaction requirements for use of Form S-3, including General Instruction I.B.6 of Registration Statement on Form S-3. All capitalized terms used in this Amendment No. 1 to the Sales Agreement (this “Amendment XE "Amendment" ”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement. From and after the date hereof, all references to (i) the “Agreement XE "Agreement" ” in the Sales Agreement and (ii) the Sales Agreement in any document related to the transactions contemplated by the Sales Agreement shall, in each case, be to the Sales Agreement as amended by this Amendment.

Pursuant to Section 14 (Amendments; Waivers) of the Sales Agreement, the Company and the Manager (collectively, the “parties hereto XE "parties hereto" ”) agree as follows:

A.
Amendments to Sales Agreement. The parties hereto agree that the Sales Agreement is amended as follows:
1.
As contemplated by the Sales Agreement, from and after the date hereof:
a.
the term “Registration Statement XE "Registration Statement" ” as used in the Sales Agreement, shall mean: (i) the Company’s registration statement on Form S-3 (No. 333-254290) filed with the Commission on March 15, 2021 (the if 1= 1 "2241502-NYCSR03A - MSW" 2241502-NYCSR03A - MSW

DOCPROPERTY "CUS_DocIDChunk0" 155011698

DOCPROPERTY "CUS_DocIDChunk0" 155011698

“Original S-3 XE "Original S-3" ”), (ii) following the filing of the Original S-3 Amendment (as defined below) with the Commission and prior to the effectiveness of the New S-3 (as defined below), the Original S-3 as amended by the Original S-3 Amendment, and (iii) following the effectiveness of the New S-3, the New S-3.
b.
the term “Base Prospectus XE "Base Prospectus" ,” as used in the Sales Agreement, shall mean the base prospectus included in the Registration Statement.
2.
As of the date hereof, the first sentence of Section 2 (Sale and Delivery of Shares) of the Sales Agreement, including the defined terms established therein, is hereby deleted in its entirety and replaced with the following:

“The Company proposes to issue and sell through or to the Manager, as sales agent and/or principal, from time to time during the term of this Agreement and on the terms set forth herein, up to the lesser of such number of shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), that does not exceed (a) $500,000,000, of shares of Common Stock registered on the Registration Statement, (b) the number of authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), or (c) if applicable, the maximum number or dollar amount of shares of Common Stock that can be sold without causing the Company or the offering of the Shares to fail to satisfy the eligibility and transaction requirements for use of Form S-3, including General Instruction I.B.6 of Registration Statement on Form S-3 (the lesser of (a), (b) and (c), the “Maximum Amount”).”

3. As of the date hereof, the following representation and warranty shall be added to Section 3 (Representations and Warranties) of the Sales Agreement:

“(qq) The Company is an “experienced issuer,” as defined in Rule 5110(j)(6) of the FINRA Manual.”

B.
Payment of Expenses. In addition to the Company’s obligations under Section 5 (Payment of Expenses) of the Sales Agreement, the Company agrees to pay all of the costs and expenses incident to the performance of its obligations under this Amendment, whether or not the transactions contemplated hereby are consummated plus the fees and expenses of the Manager’s counsel totaling $100,000 in the aggregate (which, for the avoidance of doubt, shall be in addition to the amount previously paid as set forth in Section 5(x) of the Sales Agreement) representing the fees and expenses of the Manager’s counsel in connection with this Amendment and the transactions contemplated hereby and any quarterly or annual “bring-down” transactions conducted with respect to any Representation Date that occurs on or before the 24-month anniversary of the date of this

DOCPROPERTY "CUS_DocIDChunk0" 155011698

DOCPROPERTY "CUS_DocIDChunk0" 155011698

Amendment (the “Fee End Date”). The Company shall pay the amounts due hereunder within five (5) business days of the date that this Amendment is executed and delivered by the parties hereto. The parties hereto agree that any fees and expenses of the Manager’s counsel to be paid by the Company with respect to (i) any “bring down” transaction conducted in connection with any Representation Date that occurs following the Fee End Date or (ii) any non-ordinary course Representation Date, irrespective of time, shall be negotiated and agreed in good faith between the parties hereto.
C.
Additional Representations and Warranties. The Company represents and warrants to, and agrees with, the Manager, as of the date of this Amendment, as follows:
1.
The representations and warranties contained in Sections 3 of the Sales Agreement are true and correct; provided that all references to the “Agreement” therein shall be to the Sales Agreement, as amended by this Amendment.
2.
Capitalization. The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), of which 2,000,000 of such shares are designated Series A Preferred Stock; and (A) 71,308,381 shares of Common Stock are issued and outstanding, 13,483,810 shares of Common Stock are reserved and issuable pursuant to the Company’s outstanding Common Stock Equivalents, and (B) 1,750,000 shares of Preferred Stock are issued and outstanding, comprised entirely of Series A Preferred Stock, and no additional shares of Preferred Stock are reserved for issuance.
3.
There is $280,266,556.70 of shares of Common Stock that remain unsold under the ATM Agreement and registered under the Registration Statement.
D.
Additional Covenants. The obligations of the Manager under the Sales Agreement (as amended by this Amendment) and any Terms Agreement shall be subject to (i) the accuracy of the representations and warranties on the part of the Company contained in the Sales Agreement (as amended by this Amendment) as of the date of this Amendment, each Representation Date, and as of each Applicable Time, Settlement Date and Time of Delivery (subject to the conditions set forth in Section 4(l) and Section 4(m) of the Sales Agreement (as amended by this Amendment)), (ii) the performance by the Company of its obligations under the Sales Agreement (as amended by this Amendment), (iii) the conditions under Section 6 of the Sales Agreement (as amended by this Amendment), and (iv) the following additional conditions:
1.
The Company shall file its Annual Report on Form 10-K for the fiscal year ended September 30, 2022 (the “2022 Form 10-K”) on a timely basis (such actual filing time of the 2022 Form 10-K being referred to herein as the “10-K Filing Time”).
2.
Prior to the 10-K Filing Time, the Company shall (i) prepare and file with the Commission a post-effective amendment to the Original S-3 (on EDGAR submission type POSASR) (the “Original S-3 Amendment”); such Original S-3 Amendment to be in form and substance reasonably satisfactory to the Manager and its counsel and registering at least the maximum amount of Shares that may be issued and sold pursuant to the Sale

DOCPROPERTY "CUS_DocIDChunk0" 155011698

DOCPROPERTY "CUS_DocIDChunk0" 155011698

Agreement (as amended by this Amendment), and (ii) pay any associated filing fee and/or FINRA filing fee with respect thereto.
3.
On or promptly following the 10-K Filing Time (but in no event later than five Business Days thereafter), the Company shall (i) prepare and file with the Commission either a (A) post-effective amendment to the Original S-3 (on EDGAR submission type POS AM) or (B) new registration statement on Form S-3 (such filing under clause (A) or (B), the “New S-3”), such New S-3 to be in form and substance reasonably satisfactory to the Manager and its counsel and registering at least the maximum amount of Shares that may be issued and sold pursuant to the Sale Agreement (as amended by this Amendment), and use its reasonable best efforts to cause the New S-3 to be declared effective by the Commission, (ii) pay any associated filing fee and/or FINRA filing fee with respect thereto, and (iii) promptly notify the Manager and its counsel: (A) upon the receipt of any oral or written comments or questions from the Commission or FINRA relating to the New S-3, (B) upon the effectiveness of the New S-3, and (C) otherwise, at the written request of the Manager (email being sufficient), on the status of the New S-3 filing process.
4.
Following the Manager’s written request (email being sufficient), (any such date, a “Capitalization Notice Date”), the Company shall deliver to the Manager and its counsel a written notice (email being sufficient) containing the information set forth in Sections C.2 and C.3 above, updated as of the Capitalization Notice Date, provided that the Manager may not make more than one such written request in any calendar month unless as otherwise reasonably requested, including, for the avoidance of doubt, on any Representation Date.
5.
In the event the Company is not eligible for the FINRA filing exemption set forth in Rule 5110(h)(1)(C), the Company agrees to file the Registration Statement with FINRA, pay the FINRA filing fee with respect thereto and, upon the receipt of a no‑objections letter from FINRA with respect to the Registration Statement, promptly notify the Manager and its counsel.
E.
Notices. From and after the date hereof, all communications will be in writing and effective only on receipt, and will be mailed, delivered or e-mailed to the addresses of the Company and the Manager, respectively, set forth on the signature pages hereto.
F.
No Other Amendments; Integration. The parties hereto agree that, except as set forth in, and amended by, Section A above, all the terms and provisions of the Sales Agreement shall remain in full force and effect. This Amendment supersedes all prior agreements and understandings (whether written or oral) between the Company and the Manager with respect to the subject matter hereof.
G.
Applicable Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. Each of the Company and the Manager: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Amendment shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which

DOCPROPERTY "CUS_DocIDChunk0" 155011698

DOCPROPERTY "CUS_DocIDChunk0" 155011698

it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Company and the Manager further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Manager mailed by certified mail to the Manager’s address shall be deemed in every respect effective service process upon the Manager, in any such suit, action or proceeding. If either party shall commence an action or proceeding to enforce any provision of this Amendment, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
H.
WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE MANAGER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
I.
Counterparts and Electronic Signatures. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties hereto need not sign the same counterpart. Counterparts may be delivered via electronic mail (including email delivery of a “.pdf” format data file or any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
J.
Headings. The section headings used in this Amendment are for convenience only and shall not affect the construction hereof.

[Signature Pages Follow]

DOCPROPERTY "CUS_DocIDChunk0" 155011698

DOCPROPERTY "CUS_DocIDChunk0" 155011698

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Manager.

Very truly yours,

CLEANSPARK, INC.

By: /s/ Zachary Bradford

Name: Zachary Bradford

Title: Chief Executive Officer

Address for Notice:

1185 S. 1800 West, Suite 3
Woods Cross, Utah 84087
Attention: Zachary Bradford, CEO

Email: zach@cleanspark.com

With a copy (which shall not constitute notice) to:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661

Attention: Mark D. Wood

Email: mark.wood@katten.com

[Signature Page to Amendment No. 1 to the At-the-Market Offering Agreement]

DOCPROPERTY "CUS_DocIDChunk0" 155011698

DOCPROPERTY "CUS_DocIDChunk0" 155011698

The foregoing agreement is hereby confirmed and accepted as of the date first written above.

H.C. WAINWRIGHT & CO., LLC
As Manager

By: /s/ Mark W. Viklund

Name: Mark W. Viklund
Title: Chief Executive Officer

Address for Notice:

430 Park Avenue

New York, New York 10022

Attention: Chief Executive Officer

Email: notices@hcwco.com

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, New York 10001

Attention: Michael J. Zeidel, Esq.

Email: michael.zeidel@skadden.com

[Signature Page to Amendment No. 1 to the At-the-Market Offering Agreement]

DOCPROPERTY "CUS_DocIDChunk0" 155011698

DOCPROPERTY "CUS_DocIDChunk0" 155011698